UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2022

Gevo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35073	87-0747704
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

345 Inverness Drive South, Building C, Suite 310
Englewood, CO 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	GEVO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided by Item 5.07 below with respect to (i) the approval by the stockholders of Gevo, Inc. (the “Company”) of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the total number of authorized shares of common stock, (ii) the effect of such increase, and (iii) the Company’s filing of the Certificate of Amendment to its Certificate of Incorporation (the “Amendment”), attached to this Current Report on Form 8-K as Exhibit 3.1, in Delaware is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided by Item 5.07 below with respect to the Amendment is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held a Special Meeting of the Company’s stockholders on January 27, 2022 via live online audio webcast (the “Special Meeting”) at which the Company’s stockholders voted on and approved a proposal (the “Proposal”) to amend the Certificate of Incorporation to increase the total number of authorized shares of common stock from 250,000,000 shares to 500,000,000 shares. Prior to the Special Meeting, the Company delivered a definitive proxy statement to its stockholders describing the Special Meeting, the Proposal and related information (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on November 29, 2021.

The final voting results with respect to the Proposal presented at the Special Meeting is set forth below:

For	Against	Abstain	Broker Non-Votes
104,601,861	17,014,100	1,096,170	—

On January 28, 2022, following the approval of the Proposal by the Company’s stockholders at the Special Meeting, the Company filed the Amendment with the Secretary of State of Delaware to implement the increase in the number of authorized shares of the Company’s common stock from 250,000,000 shares to 500,000,000 shares. The number of authorized shares of the Company’s preferred stock was not affected by this amendment and remained unchanged at 10,000,000 shares. A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. Certain possible effects of such increase in the total number of authorized shares of common stock are described in the Proxy Statement, which description is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company, dated January 28, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEVO, INC.

Dated: February 1, 2022	By:	/s/ Geoffrey T. Williams, Jr.
Geoffrey T. Williams, Jr.
Vice President - General Counsel and Secretary